                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           QUAKER CHEMICAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------

     (5) Total fee paid:
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------

     (3) Filing Party:
     -------------------------------------------------------------------------

     (4) Date Filed:
     -------------------------------------------------------------------------

                          QUAKER CHEMICAL CORPORATION
                              Elm and Lee Streets
                       Conshohocken, Pennsylvania 19428

                               -----------------

Notice of Annual Meeting of Shareholders

================================================================================

      TIME:              10:00 A.M., Philadelphia time, on Wednesday, May
                         8, 2002

      PLACE:             Philadelphia Marriott West
                         Matsonford at Front Street
                         111 Crawford Avenue
                         West Conshohocken, Pennsylvania 19428

      ITEMS OF BUSINESS: .   To elect three directors.

                         .   To ratify the appointment of
                             PricewaterhouseCoopers LLP as independent accountants to examine and report on our financial statements for the year 2002.

                         .   To transact any other business properly
                             brought before the meeting.

      WHO MAY VOTE:      You can vote at the meeting or any adjournment(s)
                         of the meeting if you were a shareholder of record at the close of business on March 8, 2002.

      ANNUAL REPORT:     A copy of our Summary Annual Report and our
                         Annual Report on Form 10-K for the year ended
                         December 31, 2001 is enclosed.

It is important that your shares be represented at the meeting. You are cordially invited to attend the meeting in person. Whether or not you expect to attend in person, you are urged to complete, sign, date, and return the enclosed proxy in the envelope we have enclosed for your convenience; no postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                          /s/ D. Jeffry Benoliel
                                          D. Jeffry Benoliel
                                          Vice President, Secretary
                                          and General Counsel

Conshohocken, Pennsylvania
March 28, 2002

================================================================================

                          QUAKER CHEMICAL CORPORATION
                              Elm and Lee Streets
                       Conshohocken, Pennsylvania 19428

                               -----------------

                                PROXY STATEMENT

                               -----------------

     This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies on behalf of our Board of Directors for use at our Annual Meeting of Shareholders, and at any and all adjournments of the meeting, for the purpose of considering and acting upon the matters referred to in the accompanying Notice of Annual Meeting of Shareholders and which are discussed below. The Annual Meeting of Shareholders will be held at the Philadelphia Marriott West, Matsonford at Front Street, 111 Crawford Avenue, West Conshohocken, Pennsylvania 19428, at 10:00 A.M., Philadelphia time, on May 8, 2002. The terms "we," "our," "us," and "Quaker," as used in this proxy statement, refer to Quaker Chemical Corporation.

     This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about April 2, 2002.

--------------------------------------------------------------------------------

Information Concerning the Annual Meeting
--------------------------------------------------------------------------------

What matters will be voted on at the meeting?

     At the meeting shareholders will vote on two matters:

        .  Election of nominees to serve on our Board of Directors; and

        . Ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year 2002.

How does the Board recommend I vote on the proposals?

     The Board recommends that you vote:

        .  FOR each of the three nominees named in this proxy statement; and

        . FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year 2002.

Who is entitled to vote?

     Our shareholders of record as of the close of business on March 8, 2002, the record date for the meeting, are entitled to notice of and to vote at the meeting or any adjournments of the meeting.

How do I cast my vote?

     There are two different ways you can cast your vote. You can cast your vote by:

        . marking, signing, and dating a proxy card and returning it in the envelope provided; or

        . attending the meeting and voting in person if you are the registered owner of your shares.

If I have given a proxy, how do I revoke that proxy?

     Your presence at the meeting will not revoke any proxy you may have given. However, you may revoke your proxy at any time (to the extent it has not already been voted at the meeting), but a revocation will not be effective until it is received. Your proxy will be revoked (to the extent it has not already been voted at the meeting) if you:

        . give written notice of the revocation to Quaker's Corporate Secretary, D. Jeffry Benoliel, at Elm and Lee Streets, Conshohocken, Pennsylvania 19428, or electronic notice to Mr. Benoliel at jeffry_benoliel@quakerchem.com;

        .  submit a properly signed proxy with a later date; or

        . vote in person at the meeting (if your shares are registered directly on Quaker's books and not held through a broker, bank or other nominee).

How will my proxy be voted?

     If your proxy in the accompanying form is properly executed, returned to and received by us prior to the meeting and is not revoked, it will be voted in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or both of the proposals, the shares for which you have given your proxy will, in the absence of your instructions to the contrary, be voted "FOR" each of the nominees named in the proxy and "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year 2002.

Will my shares be voted if I do not provide my proxy?

     Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm or nominee. Brokerage firms and nominees that are members of the New York Stock Exchange have the authority under the exchange's rules to vote their customers' unvoted shares on certain "routine" matters if the customers have not furnished voting instructions within a specified period prior to the meeting. Under these rules, the election of directors and ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants are considered to be "routine" matters. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

What does it mean if I get more than one proxy card?

     If you have your shares registered in multiple accounts with one or more brokers and/or our transfer agent, you will receive more than one card. Please complete and return each of the proxy cards you receive to ensure that all of your shares are voted.

How many votes are needed to elect directors?

     The three nominees receiving the highest number of "FOR" votes will be elected as directors. This is referred to as a plurality.

What if a nominee is unwilling or unable to serve?

     We do not expect that to occur. If it does, proxies will be voted for a substitute nominee designated by our Board of Directors.

How many votes are needed to ratify the selection of PricewaterhouseCoopers LLP to examine and report on our financial statements for the year 2002?

     Approval of this proposal requires that the number of shares voted "FOR" the proposal exceed the number of shares voted "AGAINST" the proposal.

How will abstentions and broker non-votes affect the voting?

     Abstentions and broker non-votes will have no effect on the outcome of the voting on either matter because they will not represent votes cast.

Are dissenters' rights applicable to either of the matters to be voted on at the meeting?

     No. Dissenters' rights do not apply to either matter.

Who will count the vote?

     The Judge of Election appointed at the meeting together with representatives of American Stock Transfer & Trust Company, our transfer agent, will tabulate the votes cast at the meeting.

How many shares can be voted at the meeting?

     As of March 8, 2002, the record date for the meeting, 9,164,385 shares of Quaker common stock were issued and outstanding. Every holder of Quaker common stock is entitled to one vote or ten votes for each share held of record on the record date.

How many votes will I be entitled to cast at the meeting?

     You will be entitled to cast one vote or ten votes for each share of common stock you held on March 8, 2002, the record date for the meeting, depending upon how long you had held the shares as of the record date. As more specifically provided in Article 5 of Quaker's Articles of Incorporation, the number of votes you are entitled to cast at the meeting will be determined as follows:

         Each share which, as of the record date, you had beneficially owned since March 1, 1999 will entitle you to ten votes.

         Each share you acquired after March 1, 1999 will entitle you to one vote, with some exceptions. These exceptions are explained in Appendix A.

     We presume that shares you hold in "street" or "nominee" name, or that are held for your account by a broker, clearing agency, voting trustee, bank, trust company, or other nominee, were acquired by you after March 1, 1999 and, accordingly, entitle you to one vote for each of these shares. You may, however, rebut this "one-vote" presumption by presenting written evidence to us in accordance with the procedures we describe in Appendix A.

What is the total number of votes that may be cast at the meeting?

     Based on the information available to us on March 8, 2002, the holders of 2,219,618 shares of Quaker common stock will be entitled to cast ten votes for each share held and the holders of 6,944,767 shares of Quaker common stock will be entitled to cast one vote for each share held, for a total of 29,140,947 votes. The number of shares that we have indicated are entitled to one vote includes those shares presumed to be entitled to only one vote. Because the holders of these shares may rebut this presumption, the total number of votes that may be cast at the meeting may increase to as many as 91,643,850.

Where can I find more information on the voting procedures for the meeting?

     For additional information on our voting procedures, including the procedures for determining whether a share entitles its holder to one vote or ten votes, and how to rebut the "one-vote" presumption, please refer to Appendix A.

What is a "quorum?"

     The presence of shareholders entitled to cast at least a majority of the votes entitled to be cast on a particular matter will constitute a "quorum" for the purpose of considering that matter. For purposes of determining the presence of a quorum, the votes of a shareholder will be counted if the shareholder is present in person or by proxy. Shares which are the subject of abstentions or broker non-votes will be counted for purposes of determining a quorum.

Who can attend the Annual Meeting?

     All shareholders of Quaker who owned shares of record on March 8, 2002 can attend the meeting.

How will voting on any other business be conducted?

     We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. However, if any other business is presented at the meeting, a proxy in the accompanying form will give authority to Peter A. Benoliel and Ronald J. Naples to vote on such matters at their discretion and they intend to do so in accordance with their best judgment.

Who will pay the cost of this proxy solicitation and how will the solicitation be conducted?

     We will pay the expenses of soliciting proxies in the form included with this proxy statement, including the cost of preparing, assembling, and mailing material in connection with the solicitation. In addition to the use of the mail, our directors, executive officers, and employees may solicit proxies personally or by telephone, facsimile, electronic mail, and personal contact. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials and Quaker's summary annual report and annual report on Form 10-K to any beneficial holder of Quaker common stock they hold of record.

--------------------------------------------------------------------------------

Item 1--Election of Directors and Nominee Biographies
--------------------------------------------------------------------------------

What is the makeup of the Board of Directors?

     The Quaker Articles of Incorporation provide that our Board of Directors is divided into three classes, each consisting, as nearly as possible, of one-third of the total number of directors. The shareholders elect the members of one of the three classes each year to serve for a term of three years. Directors elected to fill vacancies and newly created directorships serve for the balance of the term of the class to which they are elected. Presently, there are ten directors, including three Class I directors, four Class II directors, and three Class III directors. This year shareholders will elect the members of Class I.

Are there any family relationships within Quaker's management?

     Other than D. Jeffry Benoliel, Vice President, Secretary and General Counsel of Quaker, who is the son of Peter A. Benoliel, a director of Quaker, there is no family relationship between any of Quaker's directors, executive officers or nominees for election as directors.

Are there any members of the class of directors to be elected at the meeting who are not standing for re-election?

     No. Each incumbent director whose term expires this year has been nominated for election to serve for an additional three-year term and has agreed to serve if elected.

Who are the Board's nominees this year?

     Peter A. Benoliel, Ronald J. Naples, and Robert H. Rock are the Board's nominees for election to the Board of Directors. Each nominee, if elected, would hold office until our 2005 annual meeting of shareholders and until his successor is elected and qualified.

What is the background of this year's nominees?

     Our nominees for election to the Board as Class I members are:

PETER A. BENOLIEL
Director since 1961
Age 70

 .   Former Chairman of the Board and Chief Executive Officer of Quaker.

RONALD J. NAPLES
Director since 1988
Age 56

 .   Quaker's Chairman of the Board since May 1997.
 .   Quaker's Chief Executive Officer since October 1995.
 .   Quaker's President from October 1995 until March 1998.
 .   Member of the Board of Directors:
    .   P.H. Glatfelter Company

ROBERT H. ROCK
Director since 1996
Age 51

 . President of MLR Holdings, LLC, an investment company with holdings in the publishing and information business, for more than five years.
 . Former Chairman and majority owner of IDD Enterprises, a publisher of magazines, newsletters, and a provider of on-line data for financial executives.
 .   Member of the Board of Directors:
    .   Advanta Corp.
    .   Alberto-Culver Company
    .   Hunt Corporation
    .   The Penn Mutual Life Insurance Company

     The Board of Directors recommends that you vote "FOR" the election to our Board of Peter A. Benoliel, Ronald J. Naples, and Robert H. Rock, the nominees listed above.

--------------------------------------------------------------------------------

Biographies of Directors Not Standing For Election This Year
--------------------------------------------------------------------------------

Our incumbent directors who were elected as Class II members of the Board in 2000 and whose terms expire in 2003 are:

DONALD R. CALDWELL
Director since 1997
Age 55

 . Chief Executive Officer and Founder of Cross Atlantic Capital Partners, Inc., a venture capital fund with offices in the United States, Ireland, and England, since March 1999.
 . President and Chief Operating Officer of Safeguard Scientifics, Inc. from February 1996 until March 1999.
 .   Member of the Board of Directors:
    .   DiamondCluster International, Inc.
    .   Nutri/System, Inc.

ROBERT E. CHAPPELL
Director since 1997
Age 57

 . Chairman and Chief Executive Officer of The Penn Mutual Life Insurance Company since January 1997 and April 1995, respectively.
 .   Member of the Board of Directors:
    .   P.H. Glatfelter Company

WILLIAM R. COOK
Director since 2000
Age 58

 . President and Chief Executive Officer of Severn Trent Services, Inc., a water purification products and laboratory and operating services company, since August 1999.
 . Vice Chairman and Co-Chief Executive Officer of Hercules, Incorporated from October 1998 until January 1999.
 . Chairman of BetzDearborn, Inc. from 1996 until October 1998 and its President and Chief Executive Officer from 1993 until October 1998.
 .   Member of the Board of Directors:
    .   Envirogen, Inc.
    .   Teleflex Incorporated

ROBERT P. HAUPTFUHRER
Director since 1977
Age 70

 . Former Chairman of the Board and Chief Executive Officer of Oryx Energy Company.
 .   Trustee of the 1838 Investment Advisors Fund.

Our incumbent directors who were elected as Class III members of the Board in 2001 and whose terms expire in 2004 are:

JOSEPH B. ANDERSON, JR.
Director since 1992
Age 59

 . Chairman and Chief Executive Officer of Chivas Industries LLC, an interior trim automotive supplier and manufacturer, for more than five years.
 .   Member of the Board of Directors:
    .   ArvinMeritor Inc.
    .   R.R. Donnelley & Sons Company

PATRICIA C. BARRON
Director since 1989
Age 59

 . Clinical Associate Professor and Senior Fellow at the Stern School of Business, New York University since September 1999.
 . Executive-in-Residence and Senior Fellow at the Stern School of Business, New York University from November 1998 until September 1999.
 . Corporate Vice President of Business Operations Support of Xerox Corporation from 1997 until June 1998.
 . Vice President of Xerox Corporation and President of the Engineering Systems Division of Xerox Corporation from 1993 until June 1998.
 .   Member of the Board of Directors:
    .   ARAMARK Corporation
    .   Teleflex Incorporated
    .   Ultralife Batteries Corporation
    .   USAA

EDWIN J. DELATTRE
Director since 1984
Age 60

 . Resident Scholar, Center for School Improvement, School of Education, Boston University since July 2001.
 . Professor of Philosophy, College of Arts and Sciences and Professor of Education, School of Education, Boston University since 1993.
 .   Dean, School of Education, Boston University from 1992 to August 2001.
 . President Emeritus, St. John's College, Annapolis, Maryland and Santa Fe, New Mexico.

--------------------------------------------------------------------------------

Compensation of Directors
--------------------------------------------------------------------------------

     Any director who is also an employee of Quaker is not separately compensated for his or her service as a director.

     Each director who is not an employee of Quaker receives $18,000 each year for his or her services as a director. Each nonemployee director also receives $1,000 for each Board and Board committee meeting he or she attends. The Chairperson of each Board committee also receives the following additional compensation each year: Audit Committee, $2,000; Nominating Committee, $1,500; Compensation/Management Development Committee, $1,500; and Executive Committee, $48,000.

     Each director is required to hold at least 5,000 shares of Quaker's common stock. Until a director accumulates 5,000 shares, 75% of the annual Board retainer is paid in shares of Quaker's common stock.

--------------------------------------------------------------------------------

Board Committees and Meeting Attendance
--------------------------------------------------------------------------------

     Our Board of Directors has four committees. They are the Executive, Audit, Compensation/Management Development, and Nominating Committees. The Board of Directors has adopted a charter for the Audit Committee, a copy of which is included as Appendix B to this proxy statement. Each committee reports it actions to the full Board at the Board's next regular meeting. A description of the duties of each committee follows the table below.

                Committee Membership and Meetings Held in 2001
      --------------------------------------------------------------------
                                                 Compensation/
                                                  Management
       Name                     Executive Audit*  Development  Nominating
      -------------------------------------------------------------------
       Joseph B. Anderson, Jr.              X
      -------------------------------------------------------------------
       Patricia C. Barron                              X           X
      -------------------------------------------------------------------
       Peter A. Benoliel            X**                            X
      -------------------------------------------------------------------
       Donald R. Caldwell                   X          X
      -------------------------------------------------------------------
       Robert E. Chappell           X                  X
      -------------------------------------------------------------------
       William R. Cook                      X
      -------------------------------------------------------------------
       Edwin J. Delattre                                           X**
      -------------------------------------------------------------------
       Robert P. Hauptfuhrer        X       X**                    X
      -------------------------------------------------------------------
       Ronald J. Naples             X                              X
      -------------------------------------------------------------------
       Robert H. Rock               X                  X**
      -------------------------------------------------------------------
       Number of Meetings
       in 2002***                   1       3          4           1
      -------------------------------------------------------------------

       X  Member
       * Each member of the Audit Committee is "independent" as the term "independence" is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.
       ** Chairperson
      *** The Board of Directors held 6 meetings in 2002. Each director attended, in person or by teleconference, at least 75% of the meetings of the Board and its committees of which he or she was a member held in 2001.

The Executive Committee:

 . Acts for the Board in situations requiring prompt action when a meeting of the full Board is not feasible.
 . Makes recommendations to the Board about external corporate development programs.
 . Establishes guidelines regarding our capital structure and deployment of our capital resources.

The Audit Committee:

 . Examines the activities of our independent accountants and internal audit function to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures and compliance with applicable law.
 . Assists the Board in fulfilling its responsibility to oversee management's conduct of our financial reporting process.
 . Provides a channel of communication between the Board and our independent accountants.
 . Makes recommendations to the Board as to the selection of our independent accountants.
 . Approves the scope of our independent accountant's audit, the specification of any non-audit services our independent accountants provide to us and the fees we pay our independent accountants.

The Compensation/Management Development Committee:

 . Reviews on a periodic basis, and makes recommendations regarding, the compensation of our officers.
 .   Reviews on a periodic basis compensation levels throughout Quaker.
 . Reviews the performance of officers and management development and succession.
 . Administers Quaker's Global Annual Incentive Plan and Long-Term Performance Incentive Plan.

The Nominating Committee:

 . Evaluates the depth and range of relevant experience of the Board's members and the experience required to provide optimal governance of Quaker and growth in shareholder value.
 . Evaluates and presents to the Board for its consideration candidates to fill positions on the Board.
 . Considers individuals recommended by shareholders. Any shareholder who wishes to recommend to the committee for its consideration a prospective nominee for election to the Board may write to D. Jeffry Benoliel, Vice President, Secretary and General Counsel, Quaker Chemical Corporation, Elm and Lee Streets, Conshohocken, Pennsylvania 19428. Any request for consideration at next year's annual meeting must be submitted no later than December 3, 2002 and contain a statement of the proposed candidate's business experience, business affiliations, and a confirmation of his or her willingness to be a nominee.

--------------------------------------------------------------------------------

Item 2--Ratification of Selection of Independent Accountants
--------------------------------------------------------------------------------

     The Board of Directors has selected PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2002. There is no requirement that the Board's selection of PricewaterhouseCoopers LLP be submitted to our shareholders for ratification or approval. The Board, however, believes that Quaker's shareholders should be given an opportunity to express their views on the selection. While the Board is not bound by a vote against ratifying PricewaterhouseCoopers LLP, the Board may take a vote against PricewaterhouseCoopers LLP into consideration in future years when selecting our independent accountants. PricewaterhouseCoopers LLP, an international firm of certified public accountants, has audited our financial statements since 1968.

     We anticipate that representatives of PricewaterhouseCoopers LLP will be present at the meeting and, if present, we will give them the opportunity to make a statement if they desire to do so. We also anticipate that the representatives will be available to respond to appropriate questions from shareholders.

Audit Fees

     Audit fees billed to us by PricewaterhouseCoopers LLP for services rendered during the year ended December 31, 2001 for the audit of our annual financial statements on Form 10-K and the review of the financial statements included in our quarterly reports on Form 10-Q totaled $443,000.

Financial Information Systems Design and Implementation Fees

     We did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the year ended December 31, 2001.

All Other Fees

     Fees billed to us by PricewaterhouseCoopers LLP for services rendered during the year ended December 31, 2001 for all non-audit services, which included benefit plan audits, due diligence assistance related to acquisitions, audit of intellectual asset management policies, tax related services, and process improvement studies, totaled $138,000. The Audit Committee of the Board of Directors has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining that firm's independence.

     The Board of Directors recommends that you vote "FOR" ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2002.

--------------------------------------------------------------------------------

Executive Compensation
--------------------------------------------------------------------------------

                          Summary Compensation Table

     This table shows, for each of our last three fiscal years, the cash and other compensation paid or accrued to our executive officers who are named in the table. In this proxy statement, we sometimes refer to this group of individuals as our "Named Executive Officers."

                         ---------------------------------------------------------------------------
                                                                     Long-Term Compensation
                                                              --------------------------------------
                               Annual Compensation (1)                 Awards            Payouts
----------------------------------------------------------------------------------------------------------------
           (a)      (b)     (c)         (d)          (e)         (f)           (g)         (h)          (i)
----------------------------------------------------------------------------------------------------------------
                                                    Other     Restricted    Securities
                                                    Annual      Stock       Underlying               All Other
Name and                                         Compensation   Awards     Options/SARs    LTIP     Compensation
Principal Position  Year Salary ($)  Bonus ($)       ($)        ($)(2)        (3)(#)    Payouts($)     ($)(4)
----------------------------------------------------------------------------------------------------------------
Ronald J. Naples    2001  495,827     306,000(5)         0    1,721,900(6)    80,000     241,290(7)     4,569
 Chairman of the    2000  480,000     349,440            0      128,054       40,700     554,704        7,514
 Board and Chief    1999  425,000     340,000            0      114,750       35,000           0       14,400
 Executive Officer
----------------------------------------------------------------------------------------------------------------
Joseph W. Bauer     2001  302,582      40,260            0       61,238       27,000     149,468(7)     4,755
 President and      2000  273,190     150,696            0       38,269       14,400     244,069        7,514
 Chief Operating    1999  260,428     138,000            0       37,294       17,500           0       54,044
 Officer
----------------------------------------------------------------------------------------------------------------
Michael F. Barry    2001  214,333      23,760            0       28,400       13,000      86,797(7)     5,019
 Vice President and 2000  212,500      94,640            0       25,022        8,500     150,000        5,714
 Chief Financial    1999  190,000      95,000            0       24,384       11,500           0        1,425
 Officer
----------------------------------------------------------------------------------------------------------------
Ian F. Clark        2001  230,000      27,830            0       28,400       28,000      59,283(7)     4,612
 Vice President and 2000  202,719     106,531            0       25,022        8,500      48,815        6,787
 Global Industry    1999  155,125      97,500            0       22,950       10,000           0       42,000
 Leader--
 Metalworking/
 CMS
----------------------------------------------------------------------------------------------------------------
Daniel S. Ma        2001  183,413(8)   20,191      110,805(9)    15,975        4,800      81,621(7)         0
 Vice President and 2000  176,094(8)   78,593      118,243(9)    13,247        4,800     221,881            0
 Managing           1999  171,038(8)   84,895      112,550(9)    12,909       10,000           0            0
 Director--Asia/
 Pacific
----------------------------------------------------------------------------------------------------------------

   (1) Certain of our Named Executive Officers received personal benefits not reflected in their salary, bonus or other annual compensation amounts (Columns (c), (d) and (e)). The dollar value of these personal benefits received by each of the Named Executive Officers did not, in any of our last three fiscal years, exceed $50,000 or 10% of the Named Executive Officer's total of annual salary and bonus for that fiscal year.

   (2) Messrs. Naples, Bauer, Barry, Clark and Ma each were granted target stock awards of 10,000, 3,450, 1,600, 1,600, and 900 shares, respectively, in 2001; 8,700, 2,600, 1,700, 1,700, and 900 shares respectively, in 2000; and 8,000, 2,600, 1,700, 1,600, and 900 shares, respectively, in 1999. Payment of each of the awards is contingent upon meeting the same performance targets set for the performance incentive units for the 1999-2001, 2000-2002 and 2001-2003 performance periods (see Note 2 to the Long-Term Incentive Plan Award table on page 14). The number of shares each of the Named Executive Officers receives with respect to each target award is determined based upon performance and ranges from 0% to 200% of the target award. At target, the CEO and other Named Executive Officers will receive stock in the respective amounts stated above. The restricted stock awards (Column (f)) reflect the value of the target stock awards at target based on $17.75 per share, $14.7188 per share, and $14.3438 per share, the average of the lowest and highest sale price for Quaker common stock on the New York Stock Exchange on January 23, 2001, January 18, 2000 and March 17, 1999, the respective dates the awards were granted.

   (3) Options to purchase shares of Quaker common stock. We have not granted any stock appreciation rights ("SARs").
   (4) The amount listed for 2001 for each Named Executive Officer represents a matching contribution made by Quaker pursuant to its Retirement Savings Plan. Not included is any discount on any Quaker common stock purchased by officers pursuant to Quaker's Employee Stock Purchase Plan.
   (5) Includes the fair market value (based on the last reported sale price for the Common Stock on the New York Stock Exchange on December 31, 2001 of $20.60 per share) of 10,000 shares of restricted Common Stock ($206,000) which Mr. Naples was eligible to receive under the Company's 2001 Global Annual Incentive Plan, upon achievement of a pre-established target level of earnings per share for 2001.

   (6) Mr. Naples was granted an award of 100,000 shares of restricted stock pursuant to the 2001 Global Annual Incentive Plan, subject to approval of the plan by Quaker's shareholders, which was obtained at the 2001 annual meeting. This restricted stock award was issued to Mr. Naples on April 12, 2001 and he is receiving dividends on the shares awarded. Of the awarded shares, 10,000 vested upon the achievement of a target level of earnings per share for 2001, and the value of these shares is included in the Summary Compensation Table under Column (d). The balance of the award will vest in three separate installments of 20,000, 35,000, and 35,000 shares on January 23, 2003, 2004, and 2005, respectively, subject to Mr. Naples' continued employment with the Company. Included in Column (f) is the fair market value of 90,000 shares relative to this grant based on the last reported sale price for the Common Stock on the New York Stock Exchange on March 21, 2001 of $17.16 per share. On December 31, 2001, the fair market value of this restricted stock holding was $1,854,000 (based on the last reported sale price for the Common Stock on the New York Stock Exchange of $20.60).

   (7) Includes the fair market value (based on the last reported sale price for the Common Stock on the New York Stock Exchange on December 31, 2001 of $20.60) of the stock award earned by Messrs. Naples, Bauer, Barry, Clark and Ma of 8,400, 2,730, 1,785, 1,680, and 945 shares, respectively.

   (8) Mr. Ma's compensation was paid in Hong Kong dollars. His salary and bonus for each year has been translated into U.S. dollars using the applicable exchange rates for the conversion of currencies into U.S. dollars on December 31 of the year for which the information is reported.

   (9) Represents housing benefits, vehicle expenses, and other benefits paid to Mr. Ma in connection with his assignment for the Company in Hong Kong.

                       Option Grants in Last Fiscal Year

     This table shows the number, value and expiration dates of the stock options we granted to our Named Executive Officers in 2001. We did not grant any SARs in 2001.

                 --------------------------------------------------------------------
                                                                Potential Realizable
                                                                  Value at Assumed
                                                                    Annual Rates
                                                                   of Stock Price
                                                                  Appreciation for
                               Individual Grants                   Option Term(4)
------------------------------------------------------------------------------------
                 Number of    % of Total
                 Securities    Options     Exercise
                 Underlying   Granted to    or Base
                  Options     Employees      Price   Expiration
Name             Granted(1) in Fiscal Year ($/Sh)(2)  Date(3)     5%($)     10%($)
------------------------------------------------------------------------------------
Ronald J. Naples   80,000        37.3        17.75    1/23/08   578,083   1,347,178
------------------------------------------------------------------------------------
Joseph W. Bauer    27,000        12.6        17.75    1/23/08   195,103     454,678
------------------------------------------------------------------------------------
Michael F. Barry   13,000         6.1        17.75    1/23/08    93,938     218,916
------------------------------------------------------------------------------------
Ian F. Clark       15,000         7.0        18.75    1/02/08   114,497     266,827
                   13,000         6.8        17.75    1/23/08    93,938     218,916
------------------------------------------------------------------------------------
Daniel S. Ma        4,800         2.2        17.75    1/23/08    34,685      80,831
------------------------------------------------------------------------------------

   (1) All of the options granted to the Named Executive Officers during 2001 are non-qualified stock options. Each of the options granted to Messrs. Naples, Bauer, Barry and Ma, and 13,000 of the options granted to Mr. Clark, became exercisable on January 23, 2002 as to 50% of the shares covered thereby, becomes exercisable as to an additional 25% of such shares on January 23, 2003, and becomes exercisable as to the remaining 25% on January 23, 2004. The other 15,000 options granted to Mr. Clark become exercisable as to 5,000 shares on January 1, 2003, become exercisable as to 5,000 shares on January 1, 2004, and become exercisable as to 5,000 shares on January 1, 2005.

   (2) The per share exercise price of each option is the fair market value of a share of Quaker common stock on the date the option was granted.

   (3) The options may terminate prior to their stated expiration date in certain instances relating to termination of the Named Executive Officer's employment.

   (4) These amounts represent assumed rates of appreciation and are not intended to forecast future appreciation in the price of Quaker's common stock. Actual gains, if any, on stock option exercises are dependent on the future performance of Quaker's common stock. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, that they will exist at the time of any option exercise.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     This table shows the number and value of stock options exercised during 2001, and the value of unexercised options as of the end of 2001, for each of our Named Executive Officers. No stock appreciation rights were exercised during 2001 or held as of December 31, 2001.

---------------------------------------------------------------------------------------------------
                                               Number of Securities        Value of Unexercised
                                              Underlying Unexercised      In-the-Money Options at
                    Shares                Options at Fiscal Year End (#)  Fiscal Year End ($)(1)
                 Acquired On     Value    ---------------------------------------------------------
Name             Exercise (#) Realized($) Exercisable      Unexercisable Exercisable Unexercisable
--------------------------------------------------------------------------------------------------
Ronald J. Naples      0            0        371,600           109,100     1,763,583     402,424
--------------------------------------------------------------------------------------------------
Joseph W. Bauer       0            0         50,325            38,575       179,957     127,388
--------------------------------------------------------------------------------------------------
Michael F. Barry      0            0         24,875            23,125       119,905      90,269
--------------------------------------------------------------------------------------------------
Ian F. Clark          0            0         11,750            34,750        74,026     106,139
--------------------------------------------------------------------------------------------------
Daniel S. Ma          0            0         49,900             9,700       200,911      43,435
--------------------------------------------------------------------------------------------------

   (1) Represents, with respect to each share, the last sale price for Quaker's common stock on the New York Stock Exchange on December 31, 2001, less the exercise price payable for the share. An option is "in-the-money" when the fair market value of the shares underlying the option exceeds the exercise or base price.

              Long-Term Incentive Plan Awards in Last Fiscal Year

     This table shows the number of performance incentive units awarded to our Named Executive Officers in 2001 as well as information regarding performance periods and estimated future payouts.

----------------------------------------------------------------------------------

                  Number of                        Estimated Future Payouts Under
                   Shares,                           Non-Stock Price-Based Plan
                   Units or      Performance or    -------------------------------
                    Other      Other Period Until  Threshold    Target   Maximum
Name             Rights(#)(1) Maturation or Payout  ($)(2)      ($)(2)   ($)(2)
---------------------------------------------------------------------------------
Ronald J. Naples   180,000     2001 through 2003     9,000     180,000   360,000
---------------------------------------------------------------------------------
Joseph W. Bauer     62,100     2001 through 2003     3,105      62,100   124,200
---------------------------------------------------------------------------------
Michael F. Barry    30,000     2001 through 2003     1,500      30,000    60,000
---------------------------------------------------------------------------------
Ian F. Clark        30,000     2001 through 2003     1,500      30,000    60,000
---------------------------------------------------------------------------------
Daniel S. Ma        14,000     2001 through 2003       700      14,000    28,000
---------------------------------------------------------------------------------

   (1) Performance incentive units. Stock awards were issued in tandem with the performance incentive units, and payment of the stock awards is contingent upon meeting the same performance targets established for the performance incentive units. (See Note 2 to the Summary Compensation Table.)

   (2) The value on maturation of a performance incentive unit is determined by performance over a time period as plotted on a grid defined by two axes; one axis sets forth average return on assets, and one axis sets forth average earnings per share for the period January 1, 2001 through December 31, 2003. Each performance incentive unit has a stated value of $1.00 and the 2001 performance incentive unit grid results in a zero payout for performance of less than 11.5% average pre-tax return on assets or an average earnings per share of less than $2.00 over the performance period. A payout of $1.00 per unit will be made if performance reaches the target, and a payout of $2.00 per unit will be made if performance reaches the maximum of the measurement scale.

Employment Agreements

Ronald J. Naples

     We employ Mr. Naples pursuant to a five-year employment agreement with a current expiration date of December 31, 2003. After December 31, 2003, the employment agreement automatically renews for one year renewal terms unless Quaker or Mr. Naples gives timely notice of non-renewal. Our Board's Compensation/Management Development Committee reviews Mr. Naples' annual base salary in the beginning of each year. His base salary for 2002 is $500,000. Mr. Naples is eligible to participate in our Global Annual Incentive Plan and Long-Term Performance Incentive Plan.

     Mr. Naples' Employment Agreement provides that upon the termination of his employment for reasons other than his death or disability or by us for "cause" or by Mr. Naples for other than "good reason" (each as defined in the Employment Agreement), we will pay Mr. Naples a termination benefit of three times the sum of his base salary and annual bonus depending upon when such termination occurs. Further, if Mr. Naples resigns for any reason between 9 and 18 months following a Significant Transaction, (as defined in the Employment Agreement), we will pay Mr. Naples a termination benefit of three times the sum of his base salary and annual bonus. In addition, subject to certain conditions, if Mr. Naples' employment is terminated, his right to exercise his stock options may be accelerated.

     Under Mr. Naples' prior employment agreement with us, we made loans to him in the aggregate principal amount of $828,570 to cover withholding and additional taxes on stock awards previously earned in 1995, 1997, and 1998. Each of these loans has either a 9 or 10-year term and bears interest ranging from 5.28% to 6.4%, depending on the date the loan was made. The aggregate principal balance owed by Mr. Naples as of December 31, 2001 under these loans was $828,570, exclusive of accrued interest in the amount of $46,457 which was paid after December 31, 2001.

Other Executive Officers

     Each of our other executive officers is employed pursuant to an employment agreement which provides for compensation and benefits. Salary is adjusted annually by the Compensation/Management Development Committee. Each officer participates in our Global Annual Incentive Plan and Long-Term Performance Incentive Plan at levels and subject to conditions determined by the Compensation/Management Development Committee. Each employment agreement is for a term of one year and is renewable automatically for successive one-year terms unless either the executive officer or Quaker gives notice of termination at least 90 days prior to the expiration of the then current term.

     In addition to the terms common to their employment agreements explained above, the employment agreements of Messrs. Bauer, Barry, Clark, and Ma have the following respective terms:

      .  Mr. Bauer

         . is entitled to 24 months of salary and bonus if he is terminated other than for "cause" (as defined in his employment agreement) within three years after a change in control;

         . is entitled to 12 months of salary if he is terminated by Quaker for any reason other than "cause" (as defined in his employment agreement) unless the termination occurs within three years after a change in control.

      .  Messrs. Barry and Clark

         . are each entitled to 18 months of salary and bonus if terminated other than for "cause" (as defined in their respective employment agreements) within three years after a change in control;

         . are each entitled to 12 months of salary if terminated for any reason other than "cause" (as defined in their respective employment agreements) unless the termination occurs within three years after a change in control.

      .  Mr. Ma

         . is entitled to 18 months of salary and bonus if he is terminated within three years after a change in control other than for "cause" (as defined in his employment agreement).

Pension and Death Benefits

     Nearly all of Quaker's U.S. employees are covered by a noncontributory qualified defined benefit retirement plan. We cannot readily calculate the required contributions, payment or accrual for any individual employee covered by this plan. For the period through December 31, 2000, the annual pension benefit was determined based on a past service formula for service up to December 1, 1996 and a future service formula for service beginning December 1, 1996, as follows:

        Past Service Formula--for services up to December 1, 1996:

          1.1% of the employee's Highest Average Earnings*
             plus
          .5% of the employee's Highest Average Earnings over his or her Covered Compensation**
             all multiplied by
          the employee's years of service up to December 1, 1996.

        Future Service Formula--for services after December 1, 1996:

          Until past and future service totals 35 years:

          1.15% of the employee's annual pay
             plus
          .6% of the employee's annual pay over his or her Covered Compensation.

          For service after December 1, 1996 beyond 35 years:

          1.3% of the employee's annual pay.

           * Highest Average Earnings means the average of the employee's three highest consecutive years (before December 1, 1996) of pay, including overtime, shift differential, bonuses and commissions.
           ** Covered Compensation, as defined by the plan, depends on the employee's birth date and is determined from an IRS table which is updated each year.

     As of January 1, 2001, a new formula was adopted. It is an accrual-based formula providing for annual credits of approximately 3% to 7% of an employee's salary depending on age and service, with interest on the balance accruing based on the average rate of interest on 30-year treasury bonds. The pension benefit is now calculated based on the benefit accrued under the old formula as of December 31, 2000 and then under the new formulae commencing January 1, 2001.

     Listed below for each Named Executive Officer is the estimated annual pension benefit payable by Quaker and the years of credited service under the plan. The estimate of the annual pension benefit for each Named Executive Officer represents the accrued benefit as of November 30, 2001 plus an estimate of the additional benefit that will accrue from December 1, 2001 to age 65, based upon W-2 or other information.

                       Estimated Annual Pension Benefit

                                                         Years of Credited
                               Estimated Annual            Service as of
 Name                           Pension Benefit              12/31/01
 -----------------------------------------------------------------------------
 Ronald J. Naples                   $19,800                      5
 -----------------------------------------------------------------------------
 Joseph W. Bauer                    13,100                       3
 -----------------------------------------------------------------------------
 Michael F. Barry                   42,700                       2
 -----------------------------------------------------------------------------
 Ian F. Clark                       14,200                       2
 -----------------------------------------------------------------------------
 Daniel S. Ma                       21,800                       8

     We also provide supplemental retirement income to some of our executive officers under our Supplemental Retirement Income Program. Executive officers elected to their position by the Board of Directors are eligible to receive benefits under the plan. Generally, an eligible officer who, as of age 65, has completed at least 30 years of employment with Quaker and/or its affiliates will qualify for the maximum benefit payable under the plan. An officer receiving the maximum benefit payable would receive annually from the date of the executive's retirement until death, payments necessary to maintain the executive officer's "net post-retirement income" at 80% of his "net pre-retirement income," each as defined by the plan. For an officer who otherwise qualified to participate in the program but, as of age 65, has completed less than 30 years of employment (15 years in the case of Mr. Naples), the maximum benefit is reduced by 2% (2.667% in the case of Mr. Naples) for each full year of employment less than 30 (15 in the case of Mr. Naples). Under certain circumstances, Mr. Naples' benefit commencement date may be reduced to age 60. The benefits payable under the supplemental income program depend on various post-retirement factors Quaker cannot presently determine (e.g., defined benefit pension calculation, number of years employed less than 30 (15 in the case of Mr. Naples), social security benefit at age 65, Federal, state, and local income taxes on pension and social security benefits). Therefore, it is impossible to determine in advance which officers might be eligible to receive payments under the program or the amount payable to any participant. Payments were made pursuant to the program during the year ended December 31, 2001 in the aggregate amount of $284,412.

     Listed below for each Named Executive Officer is the estimated annual payment to be made under the supplemental income program assuming that (a) he retires at age 65; (b) his compensation (salary plus incentive) remains at its current level; (c) the estimated pension benefit is as set forth above; (d) social security benefits remain unchanged and at the current level; and (e) there is no change to the current Federal, state, and local income tax rates applicable to pension and social security benefits.

                 Estimated Annual Supplemental Income Payment

                                            Estimated Payment
                           Name             Under the Program
                   ------------------------------------------
                        Ronald J. Naples        $377,200
                   ------------------------------------------
                        Joseph W. Bauer         102,300
                   ------------------------------------------
                        Michael F. Barry         77,900
                   ------------------------------------------
                        Ian F. Clark             82,900
                   ------------------------------------------
                        Daniel S. Ma             62,500

     Some of our executive officers, including Messrs. Naples and Bauer, are entitled to a death benefit if employed by us at the time of death. The benefit, equal to 1 1/3 times the deceased officer's then current annual salary plus $30,000, is payable in installments at various times over a 40-month period after death. Quaker does not currently provide for this contingent future liability.

--------------------------------------------------------------------------------

Report of the Compensation/Management Development Committee on Executive Compensation
--------------------------------------------------------------------------------

Introduction

     The Compensation/Management Development Committee (the "Committee") of the Board is comprised of four independent non-employee directors. The Committee is responsible for establishing and maintaining Quaker's executive compensation and management development programs which have been designed to attract and retain performance-oriented key executives who are committed to the long-term success of Quaker and the enhancement of shareholder value.

     The purpose of Quaker's executive compensation program is to provide an opportunity for highly competitive levels of total compensation if merited by performance over time; to create a strong incentive to perform over a multiple-year period; to develop a tangible alignment between the interests of executives and those of shareholders; and to attract and retain talented executives. Accordingly, a considerable portion of an executive officer's total compensation is incentive-based and tied directly to the achievement of pre-established financial goals that relate directly to the creation of shareholder value. By relating executive compensation to the results achieved, compensation is linked to the interests of all shareholders. The program has three components: a base salary; an annual incentive cash payment; and long-term compensation comprised of options, common stock, and cash payments.

Competitive Reward Systems

     Quaker positions its executive officer base pay levels at the median of a broad cross section of both chemical and general industry companies, using a database available through a human resources consulting company. With respect to our executive officers who reside in other countries, the base pay is also evaluated against data from the regions where those officers are located. Quaker targets total compensation for executives so that in times of excellent performance it can be in excess of the 75/th/ percentile of the comparative group. Because base salaries are targeted at the median, the compensation focus for executives is on the incentive component.

Compensation Components

     Base salary is reviewed annually and increases are based primarily on performance against pre-established goals with major emphasis on the attainment of financial objectives and the extent of the individual's penetration of his or her salary range. Increases in salary in 2001 were determined by considering market data, responsibilities of the position, job performance, and Quaker's overall financial results. In the case of some foreign-based executive officers, salary increases may be mandated by the laws in the particular country or region even when similar increases are not granted to officers residing in the United States.

     The annual incentive compensation component is paid pursuant to the Quaker Global Annual Incentive Plan (the "Annual Incentive Plan") usually in the form of cash and, in certain limited circumstances, in stock. The incentive is designed to be a short-term award for specific results and performance in a given year and to be competitive within the marketplace. In 2001, payment of the major portion of the incentive opportunity was dependent on achieving a previously established consolidated corporate Profit-Before-Tax ("PBT") target. In the case of the business unit heads, a portion of their incentive award was based on attainment of previously established global business unit responsibility margin targets and/or objectives.

     At the beginning of the year, the Chief Executive Officer ("CEO") recommends bonus gates at three levels of consolidated corporate PBT performance and business unit goals. As to corporate PBT, the bonus gates are as follows: (1) Threshold--the PBT level at which an entry bonus is earned;
(2) Mid--the PBT level at which a mid-level bonus is earned; and (3) Maximum--the PBT level at which the maximum bonus is earned. The business unit goals vary from year to year. The maximum financial bonus amount is determined by multiplying the base salary of the applicable position by a previously established incentive award percentage. The greater the weight of the position and resultant impact on profitability of Quaker, the greater the percentage. In the case of the CEO, the maximum financial award that might be paid is 80% of his salary. The applicable maximum percentage for our other executive officers is lower and can range from 45% to 60% of base salary. Depending upon the performance level achieved, the bonus amount can be as high as the Maximum, or if performance is below the Threshold level, no bonus will be paid.

     In 2001 the PBT level was marginally below the Threshold level, and, accordingly, neither the CEO nor any of the other executive officers earned an annual cash bonus under the Annual Incentive Plan. However, the Board, based on this Committee's recommendation, approved a discretionary cash bonus for 2001 performance at less than entry level for all participants in the Annual Incentive Plan. This decision was made for the following reasons: (i) Quaker's financial results for 2001 as measured by return on capital and total shareholder returns were among the highest when compared to other specialty chemical companies; (ii) the extraordinary events of September 11/th/ had an incremental adverse effect on Quaker's fourth quarter results (pre-tax profits excluding special items for the nine-month period ended September 30, if annualized, would have been at the Threshold level); and (iii) retention of key executives and other associates.

     The final component is compensation realized from Quaker's Long-Term Performance Incentive Plan ("LTIP") comprised of grants of incentive stock options, non-qualified options, Quaker's common stock, and cash issued under the LTIP. Awards under the LTIP play an important role in Quaker's executive compensation structure thereby making compensation more dependent upon the long-term performance of Quaker. With stock options, once exercisable, Quaker's executive officers have the potential to benefit only if the stock price exceeds the fair market value of Quaker's common stock at the date of the grant. The payment of the common stock and performance incentive cash awards is dependent upon meeting certain predetermined performance targets which, for the 2001-2003 performance period, relate to average earnings per share and average pre-tax return on assets. The purpose of issuing stock options, stock, and performance incentive cash awards is to motivate executive officers to take action to optimize Quaker's long-term performance. The amounts of the awards are based on the relative position of each executive officer within the organizational structure of Quaker, past practice, and performance factors independent of the terms and amounts of awards previously granted.

     Quaker's practice is to grant stock options combined with Quaker's common stock and performance incentive cash awards to executive officers every year for rolling three-year performance periods. On January 23, 2001, the Committee granted options, stock awards, and performance incentive cash awards for the 2001-2003 period to the CEO and all of the other Named Executive Officers.

     Consistent with this philosophy, Quaker encourages and in some cases requires its executives to hold Quaker stock. In 1999, the Committee established stock ownership guidelines for officers and key employees of Quaker. The guidelines for stock ownership range from stock worth 25% to 300% of base salary depending on job level. Penalties may be applied to those who do not meet the guidelines within four years of becoming covered by the guidelines.

Compensation of Chief Executive Officer

     The compensation paid to Quaker's CEO, Ronald J. Naples, for his services during the year 2001, consisted of a base salary, an annual bonus, and a long-term incentive award for the 1999-2001 performance period. During the year 2001, the Committee also awarded stock options, performance incentive units, and a restricted stock award to Mr. Naples that may be earned over the 2001-2003 performance period and restricted stock under the Annual Incentive Plan. The Committee believes that compensation earned by or awarded to Mr. Naples in the year 2001 was reasonable and appropriate. In determining Mr. Naples' compensation for 2001, (i) the Committee first compared Mr. Naples' total compensation and the individual components thereof (base salary, annual bonus, and long-term incentives) against the compensation (including components thereof) paid to other CEOs within industries against which all Quaker positions are compared; (ii) the Committee then set Mr. Naples' base salary, based on performance in the prior year, and then set incentive opportunities to assure that his total compensation ranged between the 50/th/ percentile and, in times of excellent performance, in excess of the 75th percentile of the comparative group; and (iii) amounts paid in annual and long-term incentive compensation were made dependent on meeting the same performance criteria applicable, as appropriate, to all other bonus participants.

     Mr. Naples' base salary for 2001 was fixed at $500,000 in January 2001. For the year 2001, the Committee established a maximum annual bonus amount for Mr. Naples equal to 80% of his base salary for 2001, based on the Committee's subjective evaluation of Mr. Naples' position within Quaker and his potential impact on the profitability of Quaker. In 2001, the PBT level was marginally below the Threshold level and, therefore, Mr. Naples did not earn an annual cash bonus for 2001 under the Annual Incentive Plan. Mr. Naples, however, like other Quaker executives and associates, did receive a discretionary cash bonus calculated at less than an entry level bonus for the same reasons discussed above.

     In March 2001, the Committee approved a grant to Mr. Naples of 100,000 restricted shares of Quaker's common stock under the Annual Incentive Plan. The shares were issued to Mr. Naples in Apri1 2001. The award was made for the following reasons: to bring Mr. Naples' total compensation closer to a competitive level consistent with the applicable comparable group; in recognition of Quaker's excellent performance over the prior five years; and as a further inducement for Mr. Naples to continue as CEO of Quaker. When the award was initially granted, 40,000 shares were to vest following the Committee's certification of the achievement of a 2001 earnings per share target established as of the date of grant with the balance to vest in installments of 20,000 shares on January 23, 2003, 2004, and 2005, subject to Mr. Naples continued employment with Quaker on such dates. During the fourth quarter of this past year, Mr. Naples made a request in response to the difficult financial conditions being experienced by Quaker that the Committee restructure the vesting schedule to reduce the number of shares that would otherwise vest in 2002 (assuming the previously established earnings per share target was met) from 40,000 shares to 10,000 shares with the balance to vest on January 23, 2003, 2004, and 2005, subject to Mr. Naples continued employment with Quaker on such dates in installments of 20,000, 35,000, and 35,000 shares, respectively. The first 10,000 shares vested as of January 23, 2002, the date the Committee certified that the pre-established earnings per share target was met.

     In 2001, Mr. Naples also received a cash payment in the amount of $68,250 and 8,400 shares of Quaker common stock (having a fair market value as of the end of the year of $173,040) representing his award for the 1999-2001 performance period under the LTIP in effect in 1999 when the performance goals applicable to the 1999-2001 performance period were established. The amount of this payment was determined based on Quaker's performance over the three-year performance period compared with performance goals established at the beginning of the performance period.

     It is Quaker's current practice to grant stock options combined with restricted stock awards and performance incentive cash awards to its executives, including the CEO, every year for a rolling three-year performance period. The purpose of issuing stock options, restricted stock awards, and performance incentive cash awards is to motivate long-term contributions to Quaker that will improve the long-term total return to shareholders. On January 23, 2001, Mr. Naples was granted for the 2001-2003 performance period under Quaker's 1999 LTIP 80,000 non-qualified stock options, 10,000 shares of restricted stock, and 180,000 performance units which will be payable in cash. The options became exercisable as to 40,000 shares on January 23, 2002, and, subject to Mr. Naples' continued employment with Quaker, become exercisable as to 20,000 shares on January 23, 2003, and become exercisable as to the remaining 20,000 shares on January 23, 2004. The potential benefit Mr. Naples can realize from his stock options is dependent on whether the price of Quaker's common stock when the options are exercised exceeds the option exercise price of $17.75 per share, representing the fair market value of the common stock on the date the options were awarded. The payment of common stock and the performance incentive cash award is dependent upon Quaker's meeting predetermined performance targets which, for the 2001-2003 performance period, relate to average earnings per share and average pre-tax return on assets.

Deductibility of Compensation for Tax Purposes

     Section 162(m) of the Internal Revenue Code (the "Code"), enacted in 1993, generally imposes a $1,000,000 limit on the amount of compensation deductible by Quaker in regard to compensation paid to its CEO and its other four most highly compensated executive officers. Although the reported compensation of Quaker's CEO for the year 2001 was in excess of $1,000,000, the $1,000,000 threshold for Section 162(m) purposes was not exceeded. Accordingly, all of the compensation paid in 2001 to Quaker's CEO and the other four most highly compensated executive officers is expected to be fully deductible by Quaker for tax purposes. To the extent possible, the Committee intends to continue to structure the compensation of Quaker's executives to permit the compensation paid to these individuals to be allowed as a deduction for Federal income tax purposes. But, the Committee may choose to provide compensation that is not deductible in order to retain or to secure the services of key executives when it determines that it is in Quaker's best interest to do so.

                               Compensation/Management Development Committee

                                          Robert H. Rock, Chairman
                                          Patricia C. Barron
                                          Donald R. Caldwell
                                          Robert E. Chappell

--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation
--------------------------------------------------------------------------------

     The individuals who served as members of the Compensation/Management Development Committee during the year ended December 31, 2001 are Robert H. Rock, Chairman, Patricia C. Barron, Donald R. Caldwell, and Robert E. Chappell. No member of the Compensation/Management Development Committee is an officer or employee, or former employee, of Quaker or any subsidiary of Quaker.

     The Chief Executive Officer makes recommendations to the Compensation/Management Development Committee concerning the compensation of Quaker's senior officers other than the Chief Executive Officer. These recommendations are acted upon by the Compensation/Management Development Committee, which has the ultimate authority for determining the compensation of all Quaker's officers.

--------------------------------------------------------------------------------

Report of the Audit Committee
--------------------------------------------------------------------------------

     The Audit Committee of the Board oversees Quaker's financial reporting process on behalf of the Board of Directors and acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix B. Our Board has appointed an Audit Committee of four members, each of whom qualifies as an "independent" director under the current listing standards of the New York Stock Exchange.

     As stated in the Charter, the Audit Committee's job is one of oversight. It is not the duty of the Audit Committee to prepare Quaker's financial statements, plan or conduct audits or determine that Quaker's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Financial management (including the internal auditing function) of Quaker is responsible for preparing the financial statements and maintaining internal controls and the independent auditor is responsible for the audit of the annual financial statements and rendering an opinion as to whether those statements were prepared in conformity with generally accepted accounting principles. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to Quaker's financial statements or any professional certification as to the outside auditor's work.

     The Audit Committee did review and discuss with management Quaker's audited financial statements for the year ended December 31, 2001. The Audit Committee has discussed with PricewaterhouseCoopers LLP, Quaker's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of Quaker's financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Board Standard No. 1, which relates to the accountant's independence from Quaker and its related entities, and has discussed with PricewaterhouseCoopers LLP their independence from Quaker.

     Based on the review and discussions referred to above, the Audit Committee recommended to Quaker's Board of Directors that Quaker's audited financial statements be included in Quaker's Annual Report on Form 10-K for the year ended December 31, 2001.

                                        Audit Committee

                                        Robert P. Hauptfuhrer, Chairman
                                        Joseph B. Anderson, Jr.
                                        Donald R. Caldwell
                                        William R. Cook

--------------------------------------------------------------------------------

Comparative Stock Price Performance Graph
--------------------------------------------------------------------------------

     The following graph compares the cumulative total return (assuming reinvestment of dividends) from December 31, 1996 to December 31, 2001 for (i) Quaker's common stock, (ii) the S&P SmallCap 600 Stock Index (the "SmallCap Index"), and (iii) the S&P Chemicals (Specialty) Index-SmallCap (the "Chemicals Index"). The graph assumes the investment of $100 on December 31, 1996 in each of Quaker's common stock, the stocks comprising the SmallCap Index, and the stocks comprising the Chemicals Index.

                                    [CHART]

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        QUAKER   SMALLCAP INDEX  CHEMICALS INDEX
        -------  --------------  ---------------
Dec 96  $100.00     $100.00          $100.00
Dec 97   120.55      125.58           126.74
Dec 98   119.62      123.95           134.23
Dec 99    99.31      139.32           133.52
Dec 00   137.58      155.76           142.49
Dec 01   157.60      165.94           168.35



                     12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
                     -----------------------------------------------------
     Quaker            $100   $120.55  $119.62  $ 99.31  $137.58  $157.60
     ---------------------------------------------------------------------
     SmallCap Index     100    125.58   123.95   139.32   155.76   165.94
     ---------------------------------------------------------------------
     Chemicals Index    100    126.74   134.23   133.52   142.49   168.35

--------------------------------------------------------------------------------

Stock Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------------------------

Certain Beneficial Owners

     The following table shows how much of Quaker's common stock is beneficially owned by each person known to us to be the beneficial owner of more than 5% of Quaker's common stock. This information is as of March 8, 2002, unless we have indicated otherwise. Each beneficial owner has sole voting and dispositive power for the shares listed, unless we have indicated otherwise.

                                                     Approximate
                                   Number of Shares  Percent of   Number
   Name and Address               Beneficially Owned  Class (1)  of Votes
 ------------------------------------------------------------------------------
   Ronald J. Naples                    675,774/(2)/      7.0     1,752,948
   Quaker Chemical Corporation
   Elm & Lee Streets
   Conshohocken, PA 19428
 ------------------------------------------------------------------------------
   DePrince, Race & Zollo, Inc.        620,050/(3)/      6.8       620,050/(4)/
   201 South Orange Street
   Suite 850
   Orlando, FL 32801
 ------------------------------------------------------------------------------
   Royce & Associates, Inc.            505,300/(5)/      5.5       505,300/(4)/
   1414 Avenue of the Americas
   New York, NY 10019

(1) Based upon 9,164,385 shares outstanding, adjusted to reflect options currently exercisable or exercisable within 60 days of the record date by the named person.

(2) Includes (i) 430,525 shares subject to options that are currently exercisable or will become exercisable within 60 days of the record date and (ii) 2,186 shares held jointly by Mr. Naples and his wife who share voting and dispositive power with respect thereto.

(3) As reported in the Schedule 13G/A dated February 7, 2002 filed by DePrince, Race & Zollo, Inc. with the Securities and Exchange Commission.

(4) These shares, which are held in street name, are presumed under Article 5 of the Company's Articles of Incorporation to be entitled to one vote per share.

(5) As reported in the Schedule 13G/A dated February 7, 2002 filed by Royce & Associates, Inc. with the Securities and Exchange Commission.

Management

     The following table shows how much of Quaker's common stock is beneficially owned by each of our directors, the executive officers named in the Summary Compensation Table on page 11, and by all of our directors and executive officers as a group. The information in the table is as of March 8, 2002. Each director and executive officer has sole voting and dispositive power over the common stock listed opposite his or her name, unless we have indicated otherwise.

                                 Aggregate Number    Approximate
                                    of Shares        Percent of   Number
Name                            Beneficially Owned    Class (1)  of Votes
-------------------------------------------------------------------------------
Joseph B. Anderson, Jr.                5,000/(2)/        *           50,000
-------------------------------------------------------------------------------
Patricia C. Barron                       12,565          *          115,858
-------------------------------------------------------------------------------
Peter A. Benoliel                        419,784        4.6        4,197,840
-------------------------------------------------------------------------------
Donald R. Caldwell                        2,986          *           16,324
-------------------------------------------------------------------------------
Robert E. Chappell                        4,740          *           27,078
-------------------------------------------------------------------------------
William R. Cook                           6,988          *           6,988
-------------------------------------------------------------------------------
Edwin J. Delattre                      4,578/(2)/        *           23,406
-------------------------------------------------------------------------------
Robert P. Hauptfuhrer                    10,000          *           80,722
-------------------------------------------------------------------------------
Ronald J. Naples                     675,774/(2)(3)/    7.0        1,752,948
-------------------------------------------------------------------------------
Robert H. Rock                            4,740          *           27,078
-------------------------------------------------------------------------------
Joseph W. Bauer                        79,575/(3)/       *           82,275
-------------------------------------------------------------------------------
Michael F. Barry                       42,193/(3)/       *           73,693
-------------------------------------------------------------------------------
Ian F. Clark                           25,707/(3)/       *           25,707
-------------------------------------------------------------------------------
Daniel S. Ma                           59,977/(3)/       *           69,184
-------------------------------------------------------------------------------
All directors and officers as a
  group (20 persons)                 1,591,047/(3)/     16.0     7,370,397/(4)/

*  Less than 1%.

(1) Based upon 9,164,385 shares outstanding, adjusted to reflect options currently exercisable or exercisable within 60 days of the record date by the named person or the group, as applicable.

(2) Includes 500 shares in the case of Mr. Anderson; 4,578 shares in the case of Dr. Delattre; and 2,186 shares in the case of Mr. Naples held jointly with their spouses.

(3) Includes 430,525 shares in the case of Mr. Naples; 71,800 shares in the case of Mr. Bauer; 36,375 shares in the case of Mr. Barry; 22,875 shares in the case of Mr. Clark; 56,000 shares in the case of Mr. Ma; and 779,462 shares in the case of all directors and officers as a group subject to options that are currently exercisable or exercisable within 60 days of the record date.

(4) Represents 25.3% of all votes entitled to be cast at the meeting, based on information available on March 8, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on (i) our review of reports submitted to us during and with respect to the year ended December 31, 2001, filed with the Securities Exchange Commission ("SEC") pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and (ii) written representations of Quaker's directors and officers, Quaker believes that, with one exception, all reports required to be filed under Section 16(a) of the 1934 Act with respect to transactions in Quaker's common stock through December 31, 2001 were filed on a timely basis. Mark A. Featherstone filed his initial statement on Form 3 (which disclosed one grant of stock options) after the required filing date.

--------------------------------------------------------------------------------

GENERAL
--------------------------------------------------------------------------------

Availability of Form 10-K and Annual Report to Shareholders

     Rules of the Securities and Exchange Commission require us to provide our annual report to shareholders for fiscal 2001 to each shareholder who receives this proxy statement. We provide a Summary Annual Report, as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2001. We will also provide copies of the same material to brokers, dealers, banks, voting trustees, and their nominees for the benefit of their beneficial owners of record. Additional copies of the Summary Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (not including documents incorporated by reference), are available without charge to shareholders upon written request to Quaker Chemical Corporation, Elm and Lee Streets, Conshohocken, Pennsylvania 19428, Attention: Irene M. Kisleiko, Assistant Secretary.

Shareholder Proposals

     To be considered for inclusion in next year's proxy statement, a shareholder proposal must be in writing and received by us no later than December 3, 2002. If a shareholder proposal to be considered at next year's meeting, but not included in the proxy statement, is not received by us on or before February 16, 2003, the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All proposals should be submitted in writing to Quaker Chemical Corporation, Elm and Lee Streets, Conshohocken, Pennsylvania 19428, Attention: General Counsel.

     A form proxy is enclosed for your use. Please complete, date, sign, and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated.

                                          By Order of the Board of Directors
                                          /s/ D. Jeffry Benoliel
                                          D. Jeffry Benoliel
                                          Vice President, Secretary
                                          and General Counsel

Conshohocken, Pennsylvania
March 28, 2002

                                                                     APPENDIX A

                 SHAREHOLDER VOTING ADMINISTRATIVE PROCEDURES

Voting Rights

     At the Annual Meeting of Shareholders held May 6, 1987, shareholders approved an amendment to the Articles of Incorporation, pursuant to which the holders of the Company's $1.00 par value Common Stock on May 7, 1987 (the "Effective Date") became entitled to 10 votes per share of Common Stock with respect to such shares, and any shares of Common Stock acquired after the Effective Date, subject to certain exceptions, shall only be entitled to 1 vote per share until such shares have been owned beneficially for a period of at least 36 consecutive calendar months, dating from the first day of the first full calendar month on or after the date the holder acquires beneficial ownership of such shares (the "Holding Period"). Each change in beneficial ownership with respect to a particular share will begin a new "1 vote" Holding Period for such share. A change in beneficial ownership will occur whenever any change occurs in the person or group of persons having or sharing the voting and/or investment power with respect to such shares within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934. Under the amendment, a share of Common Stock held of record on a record date shall be presumed to be owned beneficially by the record holder and for the period shown by the shareholder records of the Company. A share of Common Stock held of record in "street" or "nominee" name by a broker, clearing agency, voting trustee, bank, trust company, or other nominee shall be presumed to have been held for a period of less than the required 36-month Holding Period. The foregoing presumptions are rebuttable upon presentation to the Company of satisfactory evidence to the contrary. Such evidence can include trade confirmations and account statements indicating ownership through the required Holding Period. Nevertheless, the Company, at its sole discretion, will determine the adequacy of the evidence presented. The amendment also provides that no change in beneficial ownership will be deemed to have occurred solely as a result of any of the following:

(1) a transfer by any gift, devise, bequest, or otherwise through the laws of inheritance or descent;

(2) a transfer by a trustee to a trust beneficiary under the terms of the trust;

(3) the appointment of a successor trustee, guardian, or custodian with respect to a share; or

(4) a transfer of record or a transfer of a beneficial interest in a share where the circumstances surrounding such transfer clearly demonstrate that no material change in beneficial ownership has occurred.

Maintaining Records

     The Company's registrar and transfer agent, American Stock Transfer & Trust Company, maintains the Company's register of shareholders. A single register is maintained, but individual holdings are coded to indicate automatically the number of votes that each shareholder is entitled to cast. Internal mechanisms automatically convert the voting rights by a 10-to-1 ratio for those shareholders who have held their shares for the required Holding Period. Additionally, the register can be adjusted manually, in order to respond to shareholders whose shares were held in "street" or "nominee" name if shares acquired were held by the same party for the required Holding Period.

Proxy Administration

     As indicated above, record ownership proxy administration is relatively simple. The transfer agent will mail proxy cards to all shareholders, and each proxy card will reflect the number of votes that the shareholder is entitled to cast, not the number of shares held. If shareholders have deposited shares with brokers, clearing agencies, voting trusts, banks, and other nominees, such shareholders will normally be entitled to one vote per share. If they can provide evidence that they have held their shares for the Holding Period, they can increase the number of votes that may be cast to 10 votes per share by proper notification to the Company. Equally, if a shareholder believes that he or she is entitled to 10 votes per share by virtue of falling within one of the exceptions set forth above, that can be accomplished through proper notification to the Company. Acceptable substantiation will in most cases be a letter from the shareholder explaining the circumstances and stating why he or she feels that the common shares held by such shareholder are entitled to 10 votes per share, either because the shares have been held for the required Holding Period or because the shareholder falls within one of the exceptions set forth above. The Company reserves the right to change what it deems to be acceptable substantiation at any time if it appears from experience that the present definition is inadequate or is being abused, and further reserves the right at any time to require that a particular shareholder provide additional evidence that one of the exceptions is applicable.

     Where evidence is presented that is satisfactory, the shareholder records will be manually adjusted as appropriate. The shareholder submitting the evidence will be advised as to any action taken or not taken, which will be posted by ordinary mail to the shareholder's registered address.

     Special proxy cards are not used, and no special or unusual procedures are required in order properly to execute and deliver the proxy card for tabulation by the transfer agent.

Summary

     The procedures set forth above have been reviewed with representatives of various brokers and banks, as well as counsel to the Company. Those representatives have made helpful and valuable suggestions, which have been incorporated in the procedures.

     The Company is confident that these procedures are efficient in addressing the complications of multi-vote casting and tabulating, but the Company is prepared to revise them if experience dictates the need for revision.

     If a Shareholder has questions concerning the Shareholder Voting Procedures or would like to present evidence of ownership through the required 36-month Holding Period, please contact Irene Kisleiko, the Company's Assistant Secretary, at (610) 832-4119.

                                                                     APPENDIX B

                          QUAKER CHEMICAL CORPORATION

                        CHARTER OF THE AUDIT COMMITTEE
                                    OF THE
                              BOARD OF DIRECTORS

Purpose

     The primary purpose of the Audit Committee is to assist the Board of Directors ("Board") of Quaker Chemical Corporation ("Corporation") in fulfilling its responsibility to oversee Management's conduct of the Corporation's financial reporting process and to provide a channel of communication between the Board and the Corporation's outside auditor.

Composition and Operations

     The Audit Committee shall be comprised of not less than three members of the Board, who shall meet the independence and experience requirements of the New York Stock Exchange. Accordingly, all of the members of the Audit Committee will be directors who have no relationship to the Corporation that may interfere with the exercise of their independence from Management and the Corporation and who are financially literate or become financially literate within a reasonable period of time after their appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their respective successors shall have been duly elected and qualified. Unless a Chair is designated by the Board, the members of the Audit Committee may elect a Chair by majority vote.

     The Audit Committee shall meet at least three times annually or more frequently as circumstances dictate. The Audit Committee may invite Management, the outside auditor, and others to attend meetings.

     The Audit Committee shall review and assess the adequacy of this Charter on an annual basis and recommend proposed changes to the Board for approval.

Responsibilities and Duties

     The Audit Committee's job is one of oversight, and it recognizes that the Corporation's Management is responsible for preparing the Corporation's financial statements and that the outside auditor is responsible for auditing those financial statements. The Audit Committee recognizes that the Corporation's financial management (including the internal auditing staff) and the outside auditor have more time, knowledge, and detailed information on the Corporation than do the Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

     The Audit Committee further recognizes that the outside auditor is accountable to the Board and to the Audit Committee.

     The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight responsibilities. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances and that the Audit Committee may be directed from time to time by the Board to undertake additional functions:

    . The Audit Committee shall review and discuss with Management and the outside auditor the audited financial statements to be included in the Corporation's Annual Report on Form 10-K (or the Annual

       Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended.

    . As a whole, or through the Audit Committee Chair, the Audit Committee shall review and discuss with Management and the outside auditor the Corporation's interim financial results to be included in the Corporation's quarterly reports to be filed with the Securities and Exchange Commission; this review will occur prior to the Corporation's filing of the Form 10-Q.

    .  The Audit Committee shall:

       . request from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Corporation consistent with Independence Standards Board Standard No. 1;

       . discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence; and

       . recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

    . The Audit Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate, and, where appropriate, replace the outside auditor.

    . The Audit Committee shall report to the Board on the results of the Audit Committee's activities. The Audit Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission.

                           QUAKER CHEMICAL CORPORATION

                   Elm and Lee Streets, Conshohocken, PA 19428
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter A. Benoliel and Ronald J. Naples, and each of them, proxies of the undersigned, to attend the Annual Meeting of Shareholders of Quaker Chemical Corporation, a Pennsylvania corporation (the "Company"), to be held at the Philadelphia Marriott West, West Conshohocken, Pennsylvania, on May 8, 2002, at 10:00 A.M., or any adjournment thereof, and with all powers the undersigned would possess if present, to vote:

            (IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

                                                                     SEE REVERSE
                                                                        SIDE

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                          QUAKER CHEMICAL CORPORATION

                                   May 8, 2002

                Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.

               FOR all nominees               WITHHOLD
            listed at right (except       AUTHORITY to vote
               as marked to the            for all nominees
                contrary below)            listed at right
1.ELECTION OF                                             Nominees:
  DIRECTORS           [_]                        [_]           Peter A. Benoliel
(Instruction:  to withhold authority to vote for any           Ronald J. Naples
individual nominee write that nominee's name on                Robert H. Rock
the space provided below.)

_____________________________________________________

                                               FOR   AGAINST   ABSTAIN
2. PROPOSAL TO RATIFY THE APPOINTMENT
   OF PRICEWATERHOUSECOOPERS LLP AS
   THE COMPANY'S INDEPENDENT ACCOUNTANTS
   FOR 2002.                                   [_]     [_]       [_]

3.IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF FOR WHICH NOTICE HAS NOT BEEN RECEIVED BY COMPANY ON OR BEFORE FEBRUARY 13, 2002.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The undersigned hereby also acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement with respect to said Meeting, the Company's Summary Annual Report, and the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

PLEASE DATE, SIGN, AND RETURN PROMPTLY

Signature____________________________________ DATED: __________________, 2002
NOTE: (Signature should be exactly as name or names appear on this Proxy)